ACCOUNTS RECEIVABLE AND OTHER	6 Months Ended
Jun. 30, 2022
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS RECEIVABLE AND OTHER	ACCOUNTS RECEIVABLE AND OTHER
The components of accounts receivable and other are as follows:

(US$ Millions)	Jun. 30, 2022	Dec. 31, 2021
Derivative assets	$143	$33
Accounts receivable(1) - net of expected credit loss of $99 million (December 31, 2021 - $112 million)	518	852
Restricted cash and deposits	640	331
Prepaid expenses	287	367
Inventory	248	574
Other current assets	206	119
Total accounts receivable and other	$2,042	$2,276
(1)See Note 29, Related Parties, for further discussion.

With respect to accounts receivable, the partnership did not record a loss allowance in commercial property operating expenses for the six months ended June 30, 2022 (2021 - $25 million). In 2020 and 2021, as a result of the pandemic, the partnership granted rent concessions in the deferral or abatement of lease payments. Such rent concession requests are evaluated on a case-by-case basis. Where tenants are expected to be able to meet their lease obligations after concessions have been granted, the allowance for expected credit losses includes only a portion of expected abatements that is deemed attributable to the current period, considering the weighted average remaining lease terms. Not all requests for rent relief will be granted as the partnership does not intend to forgo its legally enforceable contractual rights that exist under its lease agreements.